UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 12, 2021

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.
(a) On May 12, 2021, Ashford Hospitality Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of March 15, 2021, the record date for the Annual Meeting, there were 103,645,921 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 55,683,548 shares, or approximately 53.72% of the eligible voting shares, were represented either in person or by proxy.

(b) At the Annual Meeting, the stockholders voted on the following items:

1. Proposal 1 – To elect eight nominees to the Board of Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to the Company’s Board of Directors (constituting the entire Board of Directors), with the voting results for each nominee as shown:

			Broker
Name	For	Withheld	Non-votes
Monty J. Bennett	14,467,800	5,045,801	36,169,947
Benjamin J. Ansell, M.D.	15,395,755	4,117,846	36,169,947
Amish Gupta	15,493,786	4,019,815	36,169,947
J. Robison Hays, III	14,936,100	4,577,501	36,169,947
Kamal Jafarnia	15,419,641	4,093,960	36,169,947
Frederick J. Kleisner	15,508,048	4,005,553	36,169,947
Sheri L. Pantermuehl	15,529,481	3,984,120	36,169,947
Alan L. Tallis	15,376,521	4,137,080	36,169,947

2. Proposal 2 – To obtain advisory approval of the Company’s executive compensation. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes
14,336,722	5,010,872	166,007	36,169,947

3. Proposal 3 – To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2021. This proposal was approved by the votes indicated below:

For	Against	Abstain
52,493,090	2,739,850	450,608

4. Proposal 4 – To approve the Company’s 2021 Stock Incentive Plan. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes
13,542,638	5,721,180	249,783	36,169,947

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2021

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary